UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Calavo Growers, Inc.
(Name of Registrant as Specified in Its Charter)

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          Since 1924
The First Name in Avocados

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 25, 2007

To our Shareholders:

The 2007 annual meeting of shareholders of Calavo Growers, Inc. will be held at 15765 W. Telegraph Road, Santa Paula, California, 93060 on Wednesday, April 25, 2007, beginning at 1:00 p.m. local time. At the meeting, the holders of our outstanding common stock will act on the following matters:

(1) To elect thirteen directors, each for a term of one year;

(2) To ratify the appointment of our independent registered public accounting firm for 2007;

(3) To transact any other matters that properly come before the meeting.

All holders of record of shares of Calavo common stock at the close of business on March 8, 2007 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to shareholders and their guests. To accommodate the largest number of shareholders at the meeting, we request that you indicate your intent to attend by calling our offices at (805) 525-1245 by April 20, 2007. Admission to the meeting will be on a first-come, first-serve basis.

By order of the Board of Directors,

Lecil E. Cole
Chairman of the Board of Directors,
Chief Executive Officer and President

March 16, 2007
Santa Ana, California

          Since 1924
The First Name in Avocados

1141-A Cummings Road
Santa Paula, California 93060

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of shareholders of Calavo Growers, Inc. to be held on Wednesday, April 25, 2007, beginning at 1:00 p.m. local time, at 15765 W. Telegraph Road, Santa Paula, California, 93060 and at any postponements or adjournments thereof. This proxy statement and the accompanying proxy are being mailed to shareholders on or about March 16, 2007 in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

Why am I receiving these materials?

The Board of Directors (the “Board”) of Calavo Growers, Inc. (“Calavo,” “our,” “us,” “the Company,” or “we”), a California corporation, is providing these proxy materials for you in connection with our annual meeting of the shareholders, which will take place on April 25, 2007. As a shareholder, you are invited to attend the annual meeting. Further, you are entitled to, and requested to, vote on the items of business described in this proxy statement.

What information is contained in this proxy statement?

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and most highly paid executive officers, and certain other required information.

How may I obtain Calavo’s Annual Report, Form 10-K and/or other financial information?

A copy of our 2006 Annual Report, which includes key information from our 2006 Form 10-K, is enclosed. Stockholders may request another free copy of our 2006 Annual Report and/or a free copy of our entire Form 10-K, from:

Corporate Controller
Calavo Growers, Inc.
1141A Cummings Road
Santa Paula, California 93060

Alternatively, current and prospective investors can access our 2006 Annual Report and our 2006 Form 10-K on our website at http://www.calavo.com, under “Investor Relations.”

Calavo also will furnish any exhibit to our 2006 Form 10-K, if specifically requested.

How may I request a single set of proxy materials for my household?

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us at the address above to request delivery of a single copy of these materials.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each Calavo proxy card and voting instruction card that you receive.

Voting Information

What items of business will be voted on at the annual meeting?

The items of business scheduled to be voted on at the annual meeting are:

•	The election of directors

•	The ratification of Calavo’s independent registered public accounting firm for the 2007 fiscal year

We also will consider any other business that properly comes before the annual meeting. See question below.

What happens if additional matters are presented at the annual meeting?

Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Lecil E. Cole and J. Link Leavens, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	For the election of the nominated slate of directors (see Item 1);

•	For ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2007 (see Item 2); and

•	With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What shares can I vote?

Each share of Calavo common stock issued and outstanding as of the close of business on March 8, 2007, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date, Calavo had approximately 14,293,000 shares of common stock issued and outstanding.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the annual meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Stockholders of record of Calavo common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Calavo stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Corporate Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Calavo or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Calavo management.

What are the voting rights of the holders of our common stock?

For all matters, other than the vote for director candidates, each outstanding share of our common stock will be entitled to one vote on each matter.

In the election of directors, you may elect to cumulate your vote. Cumulative voting will allow you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled, multiplied by the number of shares you hold. For example, if you own 100 shares of stock and there are 13 directors to be elected at the annual meeting, you may allocate 1,300 “FOR” votes (13 times 100) among as few or as many of the 13 nominees to be voted on at the annual meeting as you choose.

If you choose to cumulate your votes, you will need to submit a proxy card or a ballot and make an explicit statement of your intent to cumulate your votes, either by marking the appropriate box on the proxy card or by indicating in writing on your ballot when voting at the annual meeting. If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee.

If you sign your proxy card or voting instruction card with no further instructions, Lecil E. Cole and J. Link Leavens, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion.

Cumulative voting applies only to the election of directors. For all other matters, each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Who will bear the cost of soliciting votes for the annual meeting?

We are making this solicitation and will pay substantially all of the costs of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have retained U.S. Stock Transfer Corporation, our transfer agent, to assist with the solicitation of proxies from the shareholders of record for a fee of approximately $10,000, plus expenses. We will also reimburse banks, brokers or other nominees for their costs of sending our proxy materials to beneficial owners. Directors, officers or other employees of ours may also solicit proxies from shareholders in person, by telephone, facsimile transmission or other electronic means of communication without additional compensation.

Where can I find the voting results of the annual meeting?

We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2007.

Stock Ownership Information

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Many Calavo shareholders hold their shares through a broker, or other nominee, rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, U.S. Stock Transfer Corporation, you are considered, with respect to those shares, the shareholder of record, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account, or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting, unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee should provide voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

What if I have questions for Calavo’s transfer agent?

Please contact Calavo’s transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

U.S. Stock Transfer
Shareholder Services
1745 Gardena Avenue
Glendale, California 91204-2991
(818) 502-1404

Annual Meeting Information

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on our performance during fiscal year 2006 and respond to questions from shareholders.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Please note that space limitations make it necessary to limit attendance to shareholders and their guests. To accommodate the largest number of shareholders at the meeting we request that you indicate your intent to attend by calling our offices at (805) 525-1245 by April 20, 2007. Admission to the meeting will be on a first-come, first-serve basis.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the common stock that are outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 14,293,000 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 7,146,500 votes will be required to establish a quorum.

Proxies received, but marked as abstentions, will be included in the calculation of the number of votes considered to be present at the meeting, but they will be treated as unvoted with respect to the matter or matters on which the abstentions are indicated.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted by applicable rules to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific voting instructions, your shares may not be voted on those matters and will not be counted in determining the number of votes necessary for approval. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum.

Stockholder Proposals, Director Nominations and Related Bylaw Provisions

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at our 2008 shareholders’ meeting.

Shareholder Proposals:  For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Corporate Secretary, at our principal executive offices, no later than November 16, 2007. If the date of next year’s annual meeting is moved more than 30 days before the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to our corporate address:

Corporate Secretary
Calavo Growers, Inc.
1141A Cummings Road
Santa Paula, California 93060

If notice of a shareholder proposal submitted outside the process of Rule 14a-8 is not received by our Corporate Secretary by January 31, 2008, the persons named in our proxy for the next annual meeting of shareholders will have discretionary authority to vote on the proposal in accordance with their best judgment.

Nomination of Director Candidates:  You may propose director candidates for consideration by the Board’s Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address of our principal executive offices set forth above.

In addition, our bylaws permit a shareholder to nominate directors for election at an annual shareholders’ meeting, but only if the shareholder complies with the procedures that are set forth in the bylaws. Our bylaws state that the shareholder must deliver notice of the nomination to our Corporate Secretary not less than 30 days nor more than 120 days prior to the date of the meeting. The notice must set forth the information that is specified in the bylaws, including information about both the director candidate and the shareholder who has proposed the candidate.

Copy of Bylaw Provisions:  You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates.

How may I communicate with Calavo’s Board of Directors?

You may submit an e-mail to our Board at boardmembers@calavo.com. All directors have access to this e-mail address.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a code of ethics that applies to all of our directors, officers and employees. A copy of our code of ethics is posted on our Internet site at http://www.calavo.com.

Board Members’ Independence

Our Corporate Governance Guidelines and the Rules of the Nasdaq Stock Market provide that a majority of our thirteen-member Board must consist of independent directors. The Board has determined that each of the following eight non-employee director nominees standing for election is independent within the meaning of Nasdaq Stock Market Marketplace Rule 4200(a)(15): Michael Hause, George Barnes, Dorcas McFarlane, Fred Ferrazzano, John Hunt, Alva Snider, Egidio Carbone, Jr., and Alan Van Wagner.

Director Independence Standards

In determining independence, the Board reviews whether directors have any material relationship with us. The Board considers all relevant facts and circumstances. In assessing the materiality of a director’s relationship to us, the Board considers the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation and is guided by the standards set forth below. The Board reviews commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, if applicable. An independent director must not have any material relationship with us, either directly or as a partner, shareholder or officer of an organization that has a relationship with us, or any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

A director will not be considered independent in the following circumstances:

(1) The director is, or has been in the past three years, an employee of Calavo, or a family member of the director is, or has been in the past three years, an executive officer of Calavo.

(2) The director has received, or has a family member who has received, compensation from us in excess of $60,000 in any 12 month period in the past three years, other than compensation for board service, compensation received by the director’s family member for service as a non-executive employee, and benefits under a tax-qualified plan or other non-discretionary compensation.

(3) The director is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor, who worked on our audit at any time during any of the past three years.

(4) The director is, or has a family member who is, employed as an executive officer of another entity where, at any time during the past three years, any of our executive officers served on the compensation committee of that other entity.

(5) The director is, or a family member is, a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed the greater of 5% of the recipient’s consolidated gross revenues for that year, or $200,000.

For these purposes, a “family member” includes a director’s spouse, parents, children and siblings, whether by blood, marriage, or adoption, or anyone residing in the director’s home.

Board and Committee Composition

As of the date of this proxy statement, our Board has 13 directors. The Board has recommended the election of the 13 director nominees who are identified in this proxy statement.

The Board has the following four committees: (1) Executive, (2) Audit, (3) Nominating and Governance, and (4) Compensation. The membership during the last fiscal year through the date of this proxy statement, and the function of each of the committees, are described below. During fiscal year 2006, the Board held 12 meetings. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged by the Board to attend annual meetings of Calavo shareholders and all of our directors attended the 2006 annual meeting of shareholders. The Board has determined that each current member of the Audit Committee, Nominating and Governance Committee and Compensation Committee is independent within the meaning of Nasdaq Rule 4200(a)(15), and that each current member of the Audit Committee is independent within the meaning of applicable regulations of the Securities and Exchange Commission regarding the independence of audit committee members.

Nominating and
	Executive	Audit	Governance	Compensation
Director	Committee	Committee	Committee	Committee

Lecil E. Cole	**
Michael D. Hause		**	*
Fred J. Ferrazzano		*	*	**
Alva V. Snider			*	*
George H. Barnes		*	*
Harold S. Edwards	*
Alan Van Wagner				*
Egidio Carbone, Jr.		*		*
Donald M. Sanders	*
Dorcas H. McFarlane	*
Scott Van Der Kar	*
J. Link Leavens	*
John M. Hunt		*	**	*
Number of meetings in fiscal year 2006	0	5	0	9

*	Member.

**	Chair.

Executive Committee.  The Executive Committee exercises the authority of the Board of Directors when the Board is not in session, as permitted by law and by policy.

Audit Committee.  The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and risk assessment and risk management. Additionally, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement, annually reviews the Audit Committee charter, appoints, evaluates and determines the compensation of our independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements, and reviews our internal controls and procedures. The Audit Committee works closely with management, as well as our independent registered public accounting firm. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Calavo for, outside legal, accounting or other advisors, as the Audit Committee deems necessary, to carry out its duties. The Board of Directors has determined that Michael D. Hause is an “audit committee financial expert,” as defined under applicable SEC and Nasdaq rules.

The report of the Audit Committee of the Board of Directors is included in the proxy statement on page 23. The charter of the Audit Committee is on our website at http://www.calavo.com.

Nominating and Governance Committee.  The Nominating and Governance Committee assists the Board in identifying qualified individuals to become directors of Calavo, selects the director nominees for each annual meeting of shareholders, (or recommends director nominees for the Board’s selection), oversees a periodic evaluation of the Board and management, and develops and recommends to the Board a set of corporate governance principles.

The charter of the Nominating and Governance Committee is on our website at http://www.calavo.com.

Compensation Committee.  The Compensation Committee is charged with reviewing our general compensation strategy and program; establishing salaries and awarding bonuses for executive officers (or recommending such salaries and bonuses to the Board for approval); reviewing benefit programs, including pensions; and reviewing, approving, recommending and administering incentive compensation for executive officers and other employees.

DIRECTOR COMPENSATION

Each director received a fee of $2,000 to $3,000 per Board meeting attended (reduced to $1,000 in January 2007) and $500 per Committee meeting attended, plus a mileage reimbursement of $0.40 per mile. Additionally, all Board of Director members, except for Lee Cole, received a $10,000 retainer in January 2007 for services to be rendered through December 2007. Committee chairs/co-chairs also received a $2,500 retainer in January 2007 for services to be rendered through December 2007.

Consideration of Director Nominees

Shareholder nominees

The Nominating and Governance Committee will consider shareholder nominations for candidates for membership on the Board. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Calavo Growers, Inc.
1141A Cummings Road
Santa Paula, CA 93060

In addition, our bylaws permit shareholders to nominate directors for consideration at an annual shareholder meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting — What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?” on page 5.

Director Qualifications

The Nominating and Governance Committee believes that members of the Board should have the highest professional and personal ethics and values, consistent with longstanding Calavo values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Director

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee will periodically assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers shareholder nominations for candidates for the Board. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

ITEM 1 — ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2007 annual meeting of shareholders. The Board of Directors proposes that the following 13 nominees, all of whom are currently serving as directors, be elected for a new term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The director nominees standing for election are:

Lecil E. Cole	Director since 1982

Mr. Cole, age 67, has served as our Chairman of the Board of Directors, Chief Executive Officer and President since February 1999. He served as an executive of Safeway Stores from 1964 to 1976 and as the Chairman of Central Coast Federal Land Bank from 1986 to 1996. Mr. Cole has served as the Chairman and President of Hawaiian Sweet Inc. and Tropical Hawaiian Products, Inc. since 1996. Mr. Cole farms a total of approximately 4,400 acres in California and Hawaii on which avocados, papayas and cattle are produced and raised.

George H. Barnes	Director since 2004

Mr. Barnes, age 74, has owned and operated avocado groves since 1988 and has served as a member of the California Avocado Commission for eight years. Mr. Barnes was a director of Calavo from 2000 through 2002.

Michael D. Hause	Director since 2003

Mr. Hause, age 53, has served as President and Chief Executive Officer of Santa Clara Valley Bank N.A since October 2001. Prior to October 2001, Mr. Hause served as Senior Vice President of Farm Credit — West (previously Central Coast Farm Credit) in the capacity of Director of Internal Audit for a period of 8 years. Mr. Hause is a former Certified Internal Auditor and a former member of the Institute of Internal Auditors.

Donald M. Sanders	Director since 2002

Mr. Sanders, age 59, has served as President and Owner of S&S Grove Management Services, Inc. since 1991. In addition, Mr. Sanders has ownership interests in S&S Ranch and Rancho Santo Tomas which include an aggregate of 134 acres of avocado orchards.

Fred J. Ferrazzano	Director since 1985

Mr. Ferrazzano, age 73, has served as the President and Chief Executive Officer of Ferrazzano Farms, Inc. since 1973 and has owned and operated avocado groves since 1973. He is the President and Chief Executive Officer of Westbridge Estates, Inc., a residential homes developer, and has served in such capacity since 1989. He has served in excess of five years as Chairman, President, and Chief Executive Officer of the Conservative Order of Good Guys, a political action committee. Mr. Ferrazzano is a retired Commander in the United States Navy.

Alva V. Snider	Director since 1987

Mr. Snider, age 90, has owned and managed a seven-acre avocado and specialty crop grove since 1968 and is a former director of the California Avocado Commission. He is a retired manager of Shell Chemical Corp.

Scott Van Der Kar	Director since 1994

Mr. Van Der Kar, age 52, has served as a manager of his family’s farm, Pinehill Ranch, since 1978. The Van Der Kar family farms approximately 100 acres of avocados and has been delivering avocados to Calavo since 1959. He is a current member of the board of the California Chermoya Association, a former member of the board of the Santa Barbara County Workforce Investment Board, and is a former director of the Santa Barbara County Farm Bureau.

J. Link Leavens	Director since 1987

Mr. Leavens, age 55, is the general manager of Leavens Ranches, a family partnership, that farms 1100 acres of lemons and avocados in Ventura and Monterey Counties. He has served as President of the Ventura County Farm Bureau, the Ventura County Resource Conservation District and was a founding member of the University of California Hansen Trust Advisory Committee. Leavens Ranches have been Calavo members since 1956.

Dorcas H. McFarlane	Director since 1986

Ms. McFarlane, age 75, owns and operates the J.K. Thille Ranches, a 280-acre farm on which avocados, lemons and vegetables have been grown since 1972. She is a former member of the board of the Saticoy Lemon Association, and a current member of the boards of the Agricultural Issues Center and the Agricultural Council of California.

John M. Hunt	Director since 1993

Mr. Hunt, age 50, has served as the General Manager of Embarcadero Ranch since 1982 where he manages a 400-acre avocado and citrus ranch.

Egidio Carbone, Jr.	Director since 2005

Mr. Carbone, age 66, served as Vice-President, Finance and Corporate Secretary for Calavo Growers, Inc. from 1980 to 2002.

Harold Edwards	Director since 2006

Mr. Edwards, age 41, has been the President and Chief Executive Officer of Limoneira Company, an agricultural, real estate and community development company, since November 2004. Prior to joining Limoneira Company, Mr. Edwards was the President of Puritan Medical Products, a division of Airgas Inc. from January 2003 to November 2004; Vice President and General Manager of Latin America and Global Expert of Fischer Scientific

International, Inc. from September 2001 to December 2002; General Manager of Cargill Animal Nutrition Philippines operations, a division of Cargill, Inc., from May 2001 to September 2001; and Managing Director of Agribrands Philippines, Inc., a division of Agribrands International (Purina) from 1999 to 2001. Mr. Edwards is a graduate of American Graduate School of International Management and Lewis and Clark College.

Alan Van Wagner	Director since 2006

Mr. Van Wagner, age 62, has served as President and Chief Executive Officer of Turners Machinery Inc., a machine tool trading company, since 1971. Additionally, Mr. Van Wagner has served as President and Chief Executive Officer of Retrofit to CNC Inc. (dba OCO Tool) from 2000 to present time. Mr. Van Wagner farms a 69-acre lemon and avocado ranch.

ITEM 2 —	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2007. Ernst & Young LLP has served as our independent registered public accounting firm since 2006. Services provided to us by Ernst & Young LLP in fiscal 2006, and/or expected to be provided in fiscal 2007, include the audit of our consolidated financial statements, the audit of our internal control and management’s assessment of our internal control over financial reporting, limited reviews of interim financial statements included in our quarterly reports, statutory audits of foreign subsidiaries, services related to filings with the Securities and Exchange Commission and consultations on various tax and accounting matters. See “Principal Auditor Fees and Services” on page 24.

Representatives of Ernst & Young LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The Board of Directors recommends that shareholders vote “FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2007.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on a review of filings with the Securities and Exchange Commission, we are unaware of any holders of more than 5% of the outstanding shares of our common stock as of February 1, 2007, except for Mr. Lecil E. Cole, our Chairman of the Board of Directors, President, and Chief Executive Officer and Limoneira Company. Mr. Cole beneficially owns 1,885,429 shares of our common stock, or, approximately 12.9% of the shares of our outstanding common stock and Limoneira Company beneficially owns 1,000,000 shares of our common stock, or, approximately 7.0% of the shares of our outstanding common stock.

The following table shows the amount of common stock beneficially owned (unless otherwise indicated) by our directors, director nominees, executive officers identified in the Summary Compensation Table, any persons who own more than 5% of our common stock, and all of our directors and executive officers as a group. Except as otherwise indicated, all information is as of February 1, 2007.

	Shares of Common	Percent of Common
	Stock Beneficially	Stock Beneficially
	Owned as of	Owned as of
Name of Beneficial Owner(1)	February 1, 2007	February 1, 2007

Lecil E. Cole(2)	1,885,429	12.9%
Limoneira Company	1,000,000	7.0
Fred J. Ferrazzano(3)	132,151	*
Alva V. Snider(4)	110,328	*
Scott Van Der Kar(5)	162,231	1.1
J. Link Leavens(6)	481,123	3.3
Dorcas H. McFarlane	136,055	*
John M. Hunt	45,000	*
Michael D. Hause(7)	25,500	*
George H. Barnes(8)	15,000	*
Donald M. Sanders(9)	53,821	*
Egidio Carbone, Jr.	4,900	*
Robert J. Wedin(11)	22,000	*
Harold Edwards(10)	—	*
Alan Van Wagner	100	*
Arthur J. Bruno(12)	195,144	1.3
Michael A. Browne(11)	20,000	*
Alan C. Ahmer(11)	25,422	*
All directors and executive officers as a group (17 persons)	3,314,204	22.6

*	Less than 1.0%.

(1)	Each person’s address is the address of the Company, which is 1141-A Cummings Road, Santa Paula, CA, 93060.

(2)	Includes 200,000 shares that may be acquired upon the exercise of outstanding stock options.

(3)	Includes 29,051 shares held by Mr. Ferrazzano as trustee in a family trust, 56,374 shares held by Mr. Ferrazzano as trustee in an individual retirement account and 46,726 shares in an individual retirement account with respect to Mr. Ferrazzano’s wife as the trustee.

(4)	Includes 110,328 shares held by Mr. Snider as trustee in a family trust.

(5)	Includes 162,231 shares held by Mr. Van Der Kar as trustee in multiple family trusts.

(6)	Includes 308,809 shares held by Mr. Leavens that are owned of record by partnerships of which Mr. Leavens is a partner.

(7)	Includes 24,000 shares that may be acquired upon the exercise of outstanding stock options.

(8)	Includes 15,000 shares held in a family trust with respect to which Mr. Barnes is co-trustee with his wife.

(9)	Includes 25,000 shares that may be acquired upon the exercise of outstanding stock options.

(10)	Mr. Edwards is the Chief Executive Officer of Limoneira Company. Mr. Edwards disclaims beneficial ownership of any shares of our common stock that are owned by Limoneira Company.

(11)	Includes 20,000 shares that may be acquired upon the exercise of outstanding stock options.

(12)	Includes 50,000 shares that may be acquired upon the exercise of outstanding stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal year 2006, our directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements with the following exceptions: John Hunt, George Barnes, and Rob Wedin have failed to properly report their acquisitions and/or dispositions of their shares of common stock on the appropriate forms (i.e. Form 4). In making this statement, we have relied upon our examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% shareholders.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We sell papayas procured from an entity owned by the Chairman of our Board of Directors and CEO. Sales of papayas amounted to approximately $4,822,000, $6,251,000, and $6,846,000 for the years ended October 31, 2006, 2005 and 2004, resulting in gross margins of approximately $285,000, $510,000, and $864,000. Net amounts due to this entity approximated $213,000 and $79,000 at October 31, 2006, and 2005.

Nine of our thirteen directors are controlling shareholders, partners, and/or executive officers of entities that market avocados through us pursuant to marketing agreements that are substantially identical to the marketing agreements that we have entered into with other growers. During the fiscal year ended October 31, 2006, we paid the following amounts to each of the following directors, including to any entity affiliated with the director, with respect to avocados marketed through us:

Amounts Paid to
Director or Affiliated
Entity Pursuant to
Director	Marketing Agreements

Lecil E. Cole	$2,099,209
Donald M. Sanders	391,056
Alva V. Snider	2,388
Scott Van Der Kar	616,763
J. Link Leavens	3,452,472
Dorcas H. McFarlane	194,380
Alan Van Wagner	150,108
Harold Edwards	8,892,153
George Barnes	2,322

Accounts payable to these Board members were $0.6 million and $0.2 million as of October 31, 2006 and 2005.

In January 2002, nine members of our Board of Directors executed full recourse promissory notes in connection with the exercise of stock options granted to them pursuant to our 2001 Stock Option Plan for Directors. As of January 31, 2007, the directors were indebted to us as follows:

Promissory Notes Executed by
Directors in Connection
Director	With Stock Option Exercises

Lecil E. Cole	$1,224,325
Fred J. Ferrazzano	122,400
Alva V. Snider	406,197
J. Link Leavens	638,505

EXECUTIVE COMPENSATION

Report of the Compensation Committee

The following Report of the Compensation Committee and the Report of the Audit Committee and stock performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report, the Report of the Audit Committee or the performance graph by reference therein.

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal year 2006.

What is our philosophy of executive officer compensation?

Our compensation program for executives consists of three key elements:

•	a base salary,

•	a performance-based annual bonus, and

•	a stock incentive plan whereby directors, officers, and employees and others can be granted both incentive and/or non-qualified stock options, as well as shares of common stock that are subject to specified restrictions.

Under this approach, compensation for these officers involves a high proportion of pay that is “at risk” — namely, the annual bonus. The variable annual bonus is also based, in significant part, on our performance. The stock incentive plan provides officers and employees the opportunity to purchase our stock and/or options at no less than fair value. We believe that this three-part approach best serves our interests and those of our shareholders. Furthermore, we believe that this approach enables us to meet the requirements of the highly competitive environment in which we operate while ensuring that executive officers are compensated in a way that advances both the short and long-term interests of our shareholders.

Base Salary.  Base salaries for our executive officers, other than the Chief Executive Officer, including any annual or other adjustments are determined by the Compensation Committee after receiving recommendations by the Chief Executive Officer and after taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer’s service. Mr. Cole’s salary is independently reviewed and determined by the Committee in executive session.

Annual Bonus.  Awards of annual bonuses to executive officers and employees are determined based on specific annual overall “performance targets” applicable to each executive officer and employee for performance periods of one or more years. Currently, the performance targets may be based on one or more of the following business criteria:

•	net income

•	net contribution by business segment

•	specific performance objectives

•	any combination of the above.

We establish annual performance targets for our executives and employees early within the fiscal year to ensure that actual performance relative to the target remains substantially uncertain as of the date that the targets are established.

Furthermore, the Committee authorizes the actual amount of each bonus and whether payment or vesting of all or a portion of a bonus will be made. The Committee may also exercise “negative discretion,” and reduce bonuses otherwise payable under the objective formula as a result of other subjective factors.

For fiscal year 2006, the Committee approved an overall performance target based upon the achievement of a specified level of net income and/or additional financial targets based on net contribution by business segment. After the end of the fiscal year, the Committee determined that some of the 2006 targets had not been achieved and exercised its judgment in authorizing the payment of final bonuses to executive officers and other employees.

How is our Chief Executive Officer compensated?

As Chief Executive Officer, Mr. Cole’s compensation is reviewed and determined by the Committee in executive session. The Committee establishes Mr. Cole’s compensation by taking into account such factors as competitive industry salaries, an assessment of his contributions made during the preceding year, and his industry expertise. For fiscal year 2006, Mr. Cole’s compensation included a $150,000 stay bonus, as well as cash bonuses totaling approximately $343,000.

How are we addressing Internal Revenue Code limits on the deductibility of compensation?

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year.

None of our executive officers or employees has received compensation that exceeded the $1,000,000 limitation provided by Section 162(m).

Compensation Committee

Fred J. Ferrazzano, Chairman
John M. Hunt
Alva V. Snider
Egidio Carbone, Jr.
Alan Van Wagner

Compensation Committee Interlocks and Insider Participation

The directors who served on our Compensation Committee during the year ended October 31, 2006 are listed on page 8 under “Board and Committee Composition.” None of the members of the Board’s Compensation Committee during fiscal year 2006 is or has been an officer or employee of the Company. Each member meets the Independence criteria as set forth by SEC and NASDAQ. Mr. Cole’s compensation is reviewed and determined by the Compensation Committee without the presence of Mr. Cole.

Information about transactions between the Company and its directors is set forth under “Certain Relationships and Transactions.”

Summary Compensation Table

The following table sets forth information concerning total compensation for services rendered to us during the past three fiscal years that was earned by (1) our Chief Executive Officer and (2) all of our other executive officers who served in such capacities as of October 31, 2006 and whose salary and bonus for fiscal year 2006 exceeded $100,000. No stock options, nor stock appreciation rights, were granted to, or exercised by, any of the following persons during fiscal year 2006, and, as of October 31, 2006, none of such persons held any stock appreciation rights. Stock options held by executive officers as of October 31, 2006 are shown below on page 20.

Summary Compensation Table

				Long-Term
				Compensation
				Awards
				Securities
		Annual Compensation(1)		Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation(2)

Lecil E. Cole	2006	$360,422	$493,220	—	$28,972
Chairman, Chief Executive Officer, and President	2005	323,966	150,000	200,000	27,747
	2004	298,958	214,000	—	17,632
Al Ahmer	2006	170,630	36,025	—	11,651
Vice President, Processed Product Sales and Production	2005	164,067	—	20,000	12,289
	2004	157,906	20,000	—	10,958
Arthur Bruno	2006	214,244	77,562	—	24,921
Chief Operating Officer, Chief Financial Officer, and Corporate Secretary	2005	206,004	—	50,000	28,986
	2004	168,260	76,000	—	20,926
Robert J. Wedin	2006	171,643	31,025	—	23,750
Vice President, Fresh Sales & Marketing	2005	165,042	—	20,000	27,167
	2004	158,694	40,000	—	20,250
Michael A. Browne	2006	171,643	31,025	—	23,750
Vice President, Fresh Operations	2005	80,117	—	20,000	12,277
	2004	—	—	—	—

(1)	In accordance with SEC regulations, this table does not include perquisites and other personal benefits valued at the lesser of $50,000 or 10% of the total salary and bonus reported for the named executive officer. Amounts reported under Annual Compensation include amounts deferred by the named executive officers under our 401(k) plan.

(2)	Amounts reported under All Other Compensation include 401(k) matching contributions, car allowances, term life, and long-term disability insurance premiums paid for the benefit of the executive. For 2006, amounts include for Mr. Cole: $12,600 in director fees, $15,824 contributed to our 401(k) plan, $11,196 in car allowance, $990 of term life insurance premiums paid, and $962 of long-term disability insurance premiums paid; for Mr. Ahmer: $11,196 in car allowance, $10,076 contributed to our 401(k) plan, $682 of term life insurance premiums paid, and $893 of long-term disability insurance premiums paid; for Mr. Bruno: $11,923 contributed to our 401(k) plan, $11,196 in car allowance, $857 of term life insurance premiums paid, and $946 of long-term disability insurance premiums paid; for Mr. Wedin: $11,196 in car allowance,, $10,970 contributed to our 401(k) plan, $686 of term life insurance premiums paid, and $898 of long-term disability insurance premiums paid; for Mr. Browne: $11,196 in car allowance, $10,970 contributed to our 401(k) plan, $686 of term life insurance premiums paid, and $898 of long-term disability insurance premiums paid.

Aggregated Option Exercises In Last Fiscal Year And FY-End Option Values

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-The-Money
			Options at	Options at
	Shares		Fiscal Year-End	Fiscal Year-End
	Acquired On	Value	Exercisable/	Exercisable/
Name	Exercise	Realized	Unexercisable	Unexercisable(1)

Lecil E. Cole	—	$—	200,000/200,000	$130,000/$130,000
Arthur Bruno	—	—	50,000/50,000	32,500/32,500
Robert J. Wedin	—	—	20,000/20,000	13,000/13,000
Michael A. Browne	—	—	20,000/20,000	13,000/13,000
Al Ahmer	—	—	20,000/20,000	13,000/13,000

(1)	These amounts represent the difference between the exercise price of the stock options and the price of our common stock on October 31, 2006.

Equity Compensation Plan Information

The following table sets forth information regarding our compensation plans (including individual compensation arrangements) under which shares of our common stock were authorized for issuance as of October 31, 2006:

	(a)	(b)	(c)
			Number of Securities Remaining
			Available for Future Issuance
	Number of Securities	Weighted-Average	Under Equity Compensation
	to be Issued Upon Exercise	Exercise Price of	Plans (Excluding
	of Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	Column (a))

Equity compensation plans approved by shareholders(1)	391,000	$9.10	4,073,750
Equity compensation plans not approved by shareholders(2)	49,000	$7.00	1,770,610

Total	440,000		5,835,360

(1)	The plans in this category include the 2005 Stock Incentive Plan of Calavo Growers, Inc. and our 2001 Stock Purchase Plan for Officers and Employees.

(2)	The only plan in this category is our 2001 Stock Option Plan for Directors.

2005 Stock Incentive Plan of Calavo Growers, Inc.

The purpose of the 2005 Stock Incentive Plan of Calavo Growers, Inc.2005 Plan (the “2005 Plan”) is to (i) encourage employees, officers, directors, consultants, and advisors to improve operations and increase the profitability of Calavo, (ii) encourage selected employees, officers, directors, consultants and advisors to accept or continue employment or association with Calavo or its affiliates and (iii) increase the interest of selected employees, officers, directors, consultants, and advisors in Calavo’s welfare through participation in the growth in value of our common stock.

The 2005 Plan authorizes the granting of the following types of awards to persons who are employees, officers, consultants, advisors, or directors of Calavo Growers, Inc. or any of its affiliates:

•	“Incentive stock options” that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

•	“Non-qualified stock options” that are not intended to be incentive stock options; and

•	Shares of common stock that are subject to specified restrictions.

Subject to the adjustment provisions of the 2005 Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 2,500,000 shares of common stock may be issued under the 2005 Plan and no person shall be granted awards under the 2005 Plan during any 12-month period that cover more then 500,000 shares of common stock.

In August 2005, our Board of Directors approved the issuance of options to acquire a total of 400,000 shares of our common stock to various employees of the Company. The options vest if the closing price of our common stock is at least $11.00 per share at any time throughout the life of the option. At no time, however, may any options vest within one year from the date of grant. Additionally, such options have an exercise price of $9.10 per share and a term of 5 years from the grant date. The market price of our common stock at the grant date was $9.10. In April 2006, the price of our common stock reached $11/per share. Therefore, all 400,000 options related to our stock option grant that took place in August 2005 vested in August 2006 (for those persons still employed). During the year ended October 31, 2006, 9,000 options have been forfeited. No options have been exercised as of October 31, 2006.

The 2005 Plan is administered by our Compensation Committee, although the Board of Directors has the authority under the 2005 Plan to elect to administer all or selected portions of the 2005 Plan. The Compensation Committee is responsible for selecting the officers, employees, directors, consultants and advisers, if any, who will receive options and restricted stock. Subject to the requirements imposed by the 2005 Plan, the Compensation Committee is also responsible for determining the terms and conditions of each option award, including the number of shares subject to the option, the exercise price, expiration date and vesting period of the option and whether the option is an incentive stock option or a non-qualified stock option. Subject to the requirements imposed by the 2005 Plan, the Compensation Committee is also responsible for determining the terms and conditions of each restricted stock grant, including the number of shares granted, the purchase price (if any) and the vesting, transfer and other restrictions imposed on the stock. The Compensation Committee has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2005 Plan or of any award under the 2005 Plan.

Under current law, only officers and other employees are entitled to receive incentive stock options. The exercise price for an incentive stock option may not be less than 100% of the fair market value of the common stock on the date of the grant of the option. With respect to an option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an incentive stock option may not be less than 110% of the fair market value of the common stock on the date of the grant of the option. The 2005 Plan also requires that the exercise price for non-qualified stock options not be less than 100% of the fair market value of the common stock on the date of the grant of the option.

Unless otherwise determined by the Compensation Committee, options granted under the 2005 Plan are generally not transferable, except by will or the laws of descent and distribution. Except as otherwise provided in the option agreement, an option ceases to be exercisable ninety days after the termination of the option holder’s employment with us.

The Board of Directors may, at any time, amend, discontinue or terminate the 2005 Plan. With specified exceptions, no amendment, suspension or termination of the plan may adversely affect outstanding options or the terms that are applicable to outstanding restricted stock. No amendment or suspension of the 2005 Plan requires shareholder approval unless such approval is required under applicable law or under the rules of any stock exchange or Nasdaq market on which our stock is traded. Unless terminated earlier by the Board of Directors, the 2005 Plan will terminate automatically in February 2014, which is ten years after the adoption of the plan by the Board of Directors.

Pursuant to Section 162(m) of the Internal Revenue Code, Calavo may not deduct compensation in excess of $1,000,000 paid to each of its chief executive officer and the four next most highly compensated executive officers unless certain exceptions are satisfied. Calavo intends to satisfy the exceptions from the limitation of Section 162(m) as to options and restricted stock under the 2005 Plan.

2001 Stock Option Plan for Directors

Our 2001 Stock Option Plan for Directors provides for the grant to our directors of stock options that are not intended to qualify as incentive options under Section 422 of the Internal Revenue Code. Up to 3,150,000 shares of our common stock may be issued under the plan. That amount is subject to the plan’s anti-dilution adjustment provisions in the event of a stock split, reverse stock split, stock dividend, recapitalization, or similar transaction. As of January 31, 2007, we had issued 1,291,250 shares under the plan upon the exercise of options, and options to purchase 49,000 shares of common stock, at a weighted-average exercise price of $7.00 per share, were outstanding.

The plan is administered by our Board of Directors, although the board has discretion to appoint a committee to administer the plan. The plan administrator is responsible for selecting the directors who will receive options. Subject to the requirements imposed by the plan, the administrator is also responsible for determining the terms and conditions of each option award, including the number of shares subject to the option and the exercise price, expiration date, and vesting period of the option.

Unless otherwise determined by the plan’s administrator, options granted under the plan are not transferable except by will or the laws of descent and distribution. Except as otherwise provided in a director’s option agreement, an option ceases to be exercisable one year after the termination of the director’s service with us.

2001 Stock Purchase Plan for Officers and Employees

Our 2001 Stock Purchase Plan for Officers and Employees provides for the grant to our officers and employees of awards that entitle them to purchase shares of our common stock. Up to 2,100,000 shares of our common stock may be issued under the plan. That amount is subject to the plan’s anti-dilution adjustment provisions in the event of a stock split, reverse stock split, stock dividend, recapitalization, or similar transaction. As of January 31, 2007, we had issued approximately 279,390 shares under the plan upon the exercise of awards at a price of $7.00 per share. There were no outstanding but unexercised awards as of that date.

The plan is administered by our Board of Directors, although the board has discretion to appoint a committee to administer the plan. The plan administrator is responsible for selecting the officers and employees who will receive awards. Subject to the requirements imposed by the plan, the administrator is also responsible for determining the terms and conditions of each award, including the number of shares subject to the award and the purchase price of the shares that are subject to the award. The purchase price, however, may not be less than the fair market value of the common stock on the date of the award.

Awards granted under the plan are not transferable except by will or the laws of descent and distribution. Except as otherwise determined by the plan administrator, an unexercised award will terminate upon the termination of an officer’s or employee’s employment.

The Board of Directors may at any time amend, suspend, or terminate the plan. With specified exceptions, no amendment, suspension, or termination of the plan may adversely affect outstanding awards. No amendment, suspension, or termination of the plan requires shareholder approval unless such approval is required under applicable law or under the rules of the Nasdaq market system. Unless terminated earlier by the Board of Directors, the plan will terminate automatically in December 2011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages our relationship with our independent registered public accounting firm (who reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding from Calavo, as determined by the Audit Committee, for such advice and assistance.

Calavo’s management has primary responsibility for preparing Calavo’s financial statements and Calavo’s financial reporting process. Calavo’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of Calavo’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with Calavo’s management.

2. The Audit Committee has discussed with Calavo’s independent registered public accounting firm the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit), SEC Regulation S-X, Rule 2-07 and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”) and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Calavo’s Annual Report on Form 10-K for the fiscal year ended October 31, 2006, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors

Audit Committee

Michael D. Hause, Chairman
George H. Barnes
Fred J. Ferrazzano
John M. Hunt
Egidio Carbone

PRINCIPAL AUDITOR FEES AND SERVICES

The Audit Committee has appointed Ernst & Young LLP as Calavo’s independent registered public accounting firm for the fiscal year ending October 31, 2007. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Note that Calavo’s independent registered public accounting firm for the fiscal year ended October 31, 2005 was Deloitte & Touche LLP.

Fees Incurred by Calavo for Ernst & Young LLP and Deloitte & Touche LLP

The following table shows the fees billed to us (in thousands) by Ernst & Young LLP and Deloitte & Touche LLP for the audit and other services rendered by such companies during fiscal years 2006 and 2005.

	2006	2005

Audit Fees(1)	$944	$1,349
Audit-Related Fees(2)	—	95
Tax Fees(3)	10	208

Total	$954	$1,652

All audit related services, tax services and other services rendered by Ernst & Young LLP and Deloitte & Touche LLP were pre-approved by the Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services to be performed for us by Ernst & Young LLP. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Board delegated such authority to the Chairman of the Audit Committee. All pre-approval decisions must be reported to the Audit Committee at its next meeting. The audit committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Ernst & Young LLP.

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements, including the audit of management’s assessment of internal control over financial reporting, and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations and employee benefit plan audits.

(3)	For fiscal years 2006 and 2005, tax fees principally included tax compliance fees of approximately $10,000 and $85,000. Tax advice and tax planning fees for fiscal year 2005 totaled approximately $39,000.

On June 28, 2006, we dismissed Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors approved the dismissal of D&T.

D&T’s reports on the Company’s financial statements for the years ended October 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended October 31, 2005 and 2004 and through June 28, 2006, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference thereto in connection with their reports on the financial statements for such years.

During the years ended October 31, 2005 and 2004 and through June 28, 2006, there were no reportable events as described in Regulation S-K Item 304(a)(1)(v), except as follows: in accordance with Section 404 of the Sarbanes-Oxley Act, the Company completed its assessment of the effectiveness of its internal control over financial reporting and concluded that the Company’s internal control over financial reporting was effective as of October 31, 2005. D&T issued an adverse opinion on management’s assessment of the effectiveness of the Company’s internal control over financial reporting because of management’s omission of a material weakness regarding the proper classification of cash flows in an unusual transaction from its report and an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of October 31, 2005 because of this material weakness. The Company’s Audit Committee discussed this matter with D&T. Additional details on the material weakness in internal control over financial reporting are discussed in Item 9A of the Company’s 2005 Form 10-K.

The Company has provided D&T with a copy of the foregoing disclosure and has requested that D&T furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not D&T agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of the letter from D&T, dated June 29, 2006, is attached to the related Form 8-K, filed on July 3, 2006, as Exhibit 16.1.

Comparison of Cumulative Total Returns

The following graph compares the performance of our common stock with the performance of the Nasdaq Market Index and the Hemscott Group Index for approximately the 55.5-month period beginning on March 22, 2002 and ending October 31, 2006. In making this comparison, we have assumed an investment of $100 in Calavo Growers, Inc. common stock, the Nasdaq Market Index, and the Hemscott Group Index as of March 22, 2002, the first day that our common shares began trading on the OTC Bulletin Board. Since July 23, 2002, our shares have traded on the Nasdaq National Market. We have also assumed the reinvestment of all dividends. The Hemscott Group Index is a composition of major diversified food companies.

COMPARE CUMULATIVE TOTAL RETURN
AMONG CALAVO GROWERS, INC.,
NASDAQ MARKET INDEX AND HEMSCOTT GROUP INDEX

ASSUMES $100 INVESTED ON MAR. 22, 2002
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING OCT. 31, 2006

ADDITIONAL INFORMATION

SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006, OTHER THAN EXHIBITS TO SUCH REPORT, UPON WRITTEN OR ORAL REQUEST TO CALAVO GROWERS, INC., 1141-A CUMMINGS ROAD, SANTA PAULA, CALIFORNIA 93060, TELEPHONE (805) 525-1245, ATTENTION ARTHUR J. BRUNO. WE WILL ALSO FURNISH TO SUCH PERSONS A COPY OF ANY EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K FOR A FEE OF $.20 PER PAGE, PAYABLE IN ADVANCE. THIS FEE COVERS ONLY OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

CALAVO GROWERS, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Lecil E. Cole and J. Link Leavens, and each of them, as the attorneys, agents and proxies of the undersigned, with full power of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Calavo Growers, Inc. to be held at 15765 W. Telegraph Road, Santa Paula, California, 93060 on Wednesday, April 25, 2007 at 1:00 p.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP. IF NO DIRECTION IS MADE, THE VOTING POWER GRANTED TO THE PROXIES INCLUDES THE POWER TO VOTE CUMULATIVELY IN THE ELECTION OF DIRECTORS IF DEEMED NECESSARY OR APPROPRIATE BY THE PROXIES.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

1. ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except to withhold authority to vote for any individual nominee or nominees, strike a line through the name(s) of the nominee(s) below.	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	* CUMULATIVE VOTING ELECTION
(INSTRUCTIONS: If you desire to allocate your votes to individual nominees on a cumulative basis, as explained in the accompanying Proxy Statement, mark the “CUMULATIVE VOTING ELECTION” box and indicate the number of votes that you would like to have cast FOR each nominee. The total of the votes you cast on this proxy may not exceed the number of shares you own times thirteen. For example, if you own 100 shares, you are entitled to cast 1,300 votes for director nominees. However, if you have cast your proxy for either of the other above two choices, do not complete this table.)

Director Nominee Name	Number of Votes
Lecil E. Cole		Votes FOR

George H. Barnes		Votes FOR

Michael D. Hause		Votes FOR

Donald M. Sanders		Votes FOR

Fred J. Ferrazzano		Votes FOR

Alva V. Snider		Votes FOR

Scott Van Der Kar		Votes FOR

J. Link Leavens		Votes FOR

Dorcas H. McFarlane		Votes FOR

John M. Hunt		Votes FOR

Egidio Carbone, Jr.		Votes FOR

Harold Edwards		Votes FOR

Alan Van Wagner		Votes FOR

Total Votes Cast:

2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP as independent accountants of Calavo Growers, Inc. for the year ending October 31, 2007.	3. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of Directors, at present, knows of no other business to be presented by or on behalf of Calavo Growers, Inc. or the Board of Directors at the meeting.

☐	FOR	☐	AGAINST	☐	ABSTAIN
I (WE) WILL       ☐       WILL NOT          ☐       ATTEND THE MEETING IN PERSON.

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

ADDRESS LABEL
THIS SPACE MUST BE LEFT BLANK

Dated:		, 2007

Signature

Signature
Please date this proxy card and sign above exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.